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                                                                   EXHIBIT 23(2)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Leucadia National Corporation of our report dated February 27, 2003 relating to the financial statements of Olympus Re Holdings, Ltd, which appear in Leucadia National Corporation's Annual Report on Form 10-K for the year ended December 31, 2002.


PricewaterhouseCoopers

Bermuda
September 2, 2003